Supplement Dated November 10, 2014

To

Prospectuses Dated April 30, 2014, or later

This supplement is intended for distribution with prospectuses dated April 30, 2014, or later, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL	Survivorship Variable Universal Life
Accumulation VUL 2014	Majestic VULX
Corporate VUL	Majestic Survivorship VULX
Protection VUL 2012	Majestic VCOLIX
Simplified Life

Portfolio Mergers

Effective after the close of business on November 7, 2014, the portfolios of John Hancock Variable Insurance Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Variable Insurance Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios
Natural Resources	Global
Fundamental Value	Fundamental Large Cap Value

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after November 7, 2014. You should disregard any reference in your product prospectus to the Acquired Portfolios.

Portfolio Name Change:

We amend the Table of Investment Options and Investment Subadvisers to reflect the following:

•	Financial Services has changed its name to Financial Industries

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-141692	33-152409	333-179570	333-152408	333-194818
333-148991	333-141693	333-193994	333-153253	333-194819
333-151630	333-148992	333-151631	333-179571
333-152406	333-153252	333-152407	333-193995

VLI ProdSupp VL1 11/2014

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